                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 Current Report

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported)  June 19, 1995



                      EASTERN ENVIRONMENTAL SERVICES, INC.
                      ------------------------------------
                 (Exact name of issuer as specified in charter)


         Delaware                 0-16102                 59-2840783
(State or Other Jurisdiction    Commission             (I.R.S. Employer
     of Incorporation or        file number             Identification
        Organization)                                       Number)


                   RR #4, Box 4452, Drums, Pennsylvania 18222
                    (Address of principal executive offices)


                                 (717) 788-6075
              (Registrant's telephone number, including area code)
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Item 5.     Other Events.
            ------------

       On June 19, 1995, Eastern Environmental Services, Inc. (the "Company") sold 300,000 shares of its Common Stock to two accredited investors. The investors retain an option to purchase an additional 100,000 shares through July 31, 1995, and in the event the option is exercised, the Company has a 30-day option to sell an additional 100,000 shares to the investors.



                                   SIGNATURE
                                   ---------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         EASTERN ENVIRONMENTAL SERVICES, INC.


Date:  June 20, 1995     By:  /s/ William C. Skuba
                            ----------------------------------
                            William C. Skuba
                            President

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